UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report: (Date of Earliest Event Reported):
                                August 18, 1998

                           THE QUIZNO'S CORPORATION
          (Exact name of registrant as specified in its charter)

        Colorado                  000-23174                84-1169286
(State or other jurisdiction    (Commission             (IRS  Employer
   of  incorporation)            File Number)        Identification  No.)

           1099 18th Street, Suite 2850, Denver, Colorado,     80202
            (Address of principal executive offices)     (Zip Code)

     Registrant's  telephone number, including area code:    (303)  291-0999

Item  5.  Other  Events.    Other  event
Press  release  regarding  Quizno's  buying  Wichita  chain  Sub  &  Stuff

      Exhibit  No.               Description        Reg. S-K Item No.
------------------------  ------------------------  -----------------

*99.1                           Press  release          99



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE  QUIZNO'S  CORPORATION



Date:  August  18,  1998         By:/s/  John  L.  Gallivan
                                 John L. Gallivan, Chief Financial Officer

                                 EXHIBIT INDEX


      Exhibit  No.        Description        Reg. S-K Item No.
-------------------   -----------------      -----------------

*99.1                     Press  release          1